Exhibit 99.1

                    Camden Property Trust Announces
                 Third Quarter 2005 Operating Results

    HOUSTON--(BUSINESS WIRE)--Oct. 27, 2005--Camden Property Trust (NYSE:CPT) announced that its Funds from Operations ("FFO") for the third quarter of 2005 totaled $0.76 per diluted share or $44.4 million, as compared to $0.76 per diluted share or $33.6 million reported for the third quarter of 2004. FFO for the nine months ended September 30, 2005 totaled $2.63 per diluted share or $145.8 million, as compared to $2.38 per diluted share or $105.5 million reported for the same period in 2004. FFO for the nine months ended September 30, 2005 included a $0.44 per diluted share impact from the sale of technology investments and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported a net loss of $2.3 million or $0.05 per diluted share for the third quarter of 2005, primarily due to a $0.17 per diluted share charge related to the amortization of acquired in place leases and a $0.04 per diluted share charge for early retirement of joint venture debt. Net income for the third quarter of 2004 was $5.8 million or $0.14 per diluted share. For the nine months ended September 30, 2005, net income totaled $186.2 million or $3.39 per diluted share compared to $22.8 million or $0.54 per diluted share for the same period in 2004. Net income for the nine months ended September 30, 2005 included a $3.03 per diluted share impact from gain on sale of properties and discontinued operations, a $0.44 per diluted share impact from the sale of technology investments, a $0.40 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. A reconciliation of net income ("EPS") to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 49,936 apartment homes included in consolidated same-property results, third quarter 2005 same-property net operating income ("NOI") growth was 4.4% compared to the third quarter of 2004, with revenues increasing 4.9% and operating expenses increasing 5.6%. On a sequential basis, third quarter 2005 same-property NOI declined 0.5% compared to second quarter 2005, with revenues increasing 2.0% and expenses increasing 6.0% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.7%, with revenue growth of 3.1% and expense growth of 3.7% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 96.0% during the third quarter of 2005, compared to 94.6% in the third quarter of 2004 and 95.2% in the second quarter of 2005.
    For the 38,853 apartment homes included in Camden's same-property results, third quarter 2005 revenues increased 4.0% while operating expenses increased 3.8%, producing a 4.2% increase in same-property net operating income ("NOI") compared to the third quarter of 2004. On a sequential basis, third quarter 2005 same-property NOI declined 1.5% compared to the second quarter of 2005, with revenues increasing 1.7% and expenses increasing 6.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.4%, with revenue growth of 2.4% and expense growth of 2.5% compared to the same period in 2004.
    For the 11,083 same-property apartment homes acquired from Summit, third quarter 2005 revenues increased 7.2% while operating expenses increased 11.9%, producing a 4.8% increase in same-property net operating income ("NOI") compared to the third quarter of 2004. On a sequential basis, third quarter 2005 same-property NOI increased by 1.9% compared to the second quarter of 2005, with revenues increasing 2.9% and expenses increasing 4.9% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.5%, with revenue growth of 4.9% and expense growth of 7.7% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    The Company completed construction on two apartment communities during the third quarter. Camden Lago Vista in Orlando, FL, was completed during the quarter and is currently 95% leased and occupied. Camden Farmers Market II in Dallas, TX was also completed and is currently 51% leased, with stabilization expected in early 2006. Camden continued construction on nine other development communities, including one joint venture community. Of those projects, two are currently in lease-up: Camden Westwind in Ashburn, VA (joint venture), and Camden Fairfax Corner in Fairfax, VA. Those projects are currently 30% leased and 16% leased, respectively. The remaining seven communities under construction are expected to begin lease-ups in late 2005 or during 2006.

    Acquisition/Disposition Activity

    During the quarter, the Company completed the acquisition of Camden World Gateway, a 408-home apartment community in Orlando, FL for $58.5 million. Subsequent to quarter-end, the Company acquired Camden Gaines Ranch, a 390-home apartment community in Austin, TX for $43.0 million.
    Dispositions for the quarter included Summit Lenox, a 431-home apartment community in Atlanta, GA sold for $30.2 million, and 2.2 acres of undeveloped land in Dallas, TX sold for $2.0 million. At quarter-end, Camden had two additional communities held for sale:
Camden Live Oaks, a 770-home apartment community in Tampa, FL, and Camden Trails, a 264-home apartment community in Dallas, TX.

    Earnings Guidance

    Camden updated its 2005 earnings guidance and now expects full-year FFO of $3.44 to $3.49 per diluted share, and fourth quarter FFO of $0.82 to $0.86 per diluted share. EPS is expected to be between $0.02 and $0.06 per diluted share for the fourth quarter of 2005, and between $3.32 and $3.37 for full-year 2005, excluding any future gains from potential property or land sales. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, October 28, 2005 at 9:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial 866-831-6224 (domestic) or 617-213-8853
(international) by 8:50 a.m. Central Time and request the Camden Property Trust Third Quarter Earnings Call, Conference Passcode #56482111, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 194 properties containing 67,009 apartment homes across the United States. Upon completion of nine properties under development, the Company's portfolio will increase to 70,220 apartment homes in 203 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at http://www.camdenliving.com.



                                                    OPERATING RESULTS
                                  (In thousands, except per share and
CAMDEN                              property data amounts)

----------------------------------------------------------------------

(Unaudited)                   Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------- --------------------
OPERATING DATA                 2005      2004      2005 (a)   2004
---------------------------- -------------------- --------------------
Property revenues
Rental revenues               $129,309   $92,347   $360,761  $275,547
Other property revenues         11,899     8,562     32,769    24,880
                             -------------------- --------------------
   Total property revenues     141,208   100,909    393,530   300,427

Property expenses
Property operating and
 maintenance                    40,590    31,680    111,612    90,324
Real estate taxes               15,231    10,958     43,534    33,051
                             -------------------- --------------------
   Total property expenses      55,821    42,638    155,146   123,375

Non-property income
Fee and asset management         1,789     1,962     10,929     6,639
Sale of technology
 investments                         -         -     24,199       863
Interest and other income        1,913     1,917      6,401     7,136
                             -------------------- --------------------
   Total non-property income     3,702     3,879     41,529    14,638

Other expenses
Property management              4,208     2,901     11,350     8,512
Fee and asset management         2,008       850      4,999     2,845
General and administrative       6,183     4,074     18,017    12,400
Transaction compensation and
 merger expenses                     -         -     14,085         -
Interest                        29,331    19,305     81,416    59,701
Amortization of deferred
 financing costs                   855       767      2,872     2,250
Amortization of acquired in
 place leases                    9,498         -     22,161         -
Depreciation and
 amortization                   36,076    25,748    100,923    76,109
                             -------------------- --------------------
   Total other expenses         88,159    53,645    255,823   161,817
                             -------------------- --------------------

Income from continuing             930     8,505     24,090    29,873
 operations before gain on
 sale of properties, equity
 in income (losses) of joint
 ventures and minority
 interests
Gain on sale of properties,
 including land                      -         -    132,128     1,255
Equity in income (losses) of
 joint ventures                 (1,827)       93     (1,472)      259
Income allocated to minority
 interests
  Distributions on perpetual
   preferred units              (1,750)   (2,664)    (5,278)   (8,350)
  Original issuance costs on
   redeemed perpetual
   preferred units                   -      (745)      (365)     (745)
  Income allocated to common
   units and other minority
   interests                      (373)     (515)    (2,099)   (1,956)
                             -------------------- --------------------
Income (loss) from
 continuing operations          (3,020)    4,674    147,004    20,336
  Income from discontinued
   operations                      703     1,171      3,091     3,778
  Income from discontinued
   operations allocated to
   common units                      -       (38)         -      (122)
  Impairment loss on land
   held for sale                     -         -          -    (1,143)
  Gain on sale of
   discontinued operations           -         -     36,104         -
                             -------------------- --------------------
Net income (loss)              ($2,317)   $5,807   $186,199   $22,849
                             ==================== ====================

PER SHARE DATA
----------------------------
  Net income (loss) - basic     ($0.04)    $0.14      $3.63     $0.57
  Net income (loss) -
   diluted                       (0.05)     0.14       3.39      0.54
  Income (loss) from
   continuing operations -
   basic                         (0.05)     0.11       2.87      0.51
  Income (loss) from
   continuing operations -
   diluted                       (0.06)     0.11       2.68      0.48

Weighted average number of
 common and common
 equivalent shares
 outstanding:
     Basic                      54,018    40,377     51,294    40,234
     Diluted                    55,671    42,574     55,494    42,381

PROPERTY DATA
----------------------------
  Total operating properties
   (end of period) (b)             193       145        193       145
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  66,619    52,008     66,619    52,008
  Total operating apartment
   homes (weighted average)     56,150    47,192     53,678    47,039
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           55,056    44,720     52,907    44,567


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.



                                                FUNDS FROM OPERATIONS
                                  (In thousands, except per share and
CAMDEN                              property data amounts)

----------------------------------------------------------------------


(Unaudited)                   Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------- --------------------
FUNDS FROM OPERATIONS          2005      2004      2005 (a)   2004
---------------------------- -------------------- --------------------

  Net income (loss)            ($2,317)   $5,807   $186,199   $22,849
  Real estate depreciation
   and amortization from
   continuing operations        44,930    25,340    121,206    74,797
  Real estate depreciation
   from discontinued
   operations                      233     1,401      1,420     4,190
  Adjustments for
   unconsolidated joint
   ventures                      1,284       523      3,249     1,570
  Income from continuing
   operations allocated to
   common units                    241       515      1,969     1,956
  Income from discontinued
   operations allocated to
   common units                      -        38          -       122
  (Gain) on sale of
   operating properties              -         -   (132,117)        -
  (Gain) on sale of
   discontinued operations           -         -    (36,104)        -
                             -------------------- --------------------
     Funds from operations -
      diluted                  $44,371   $33,624   $145,822  $105,484
                             ==================== ====================

PER SHARE DATA
----------------------------
  Funds from operations -
   diluted                       $0.76     $0.76      $2.63     $2.38
  Cash distributions              0.64      0.64       1.91      1.91

Weighted average number of
 common and common
 equivalent shares
 outstanding:
     FFO - diluted              58,600    44,449     55,494    44,257

PROPERTY DATA
----------------------------
  Total operating properties
   (end of period) (b)             193       145        193       145
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  66,619    52,008     66,619    52,008
  Total operating apartment
   homes (weighted average)     56,150    47,192     53,678    47,039
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           55,056    44,720     52,907    44,567


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.


Note: Please refer to following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.



CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------
(Unaudited)                     Sep 30,      Jun 30,       Mar 31,
                                 2005         2005          2005
                              ------------ ------------ -------------
ASSETS
Real estate assets, at cost
  Land                           $660,748     $657,433      $655,321
  Buildings and improvements    3,881,682    3,839,732     3,810,003
                              ------------ ------------ -------------
                                4,542,430    4,497,165     4,465,324
  Accumulated depreciation       (713,991)    (694,120)     (658,683)
                              ------------ ------------ -------------
    Net operating real estate
     assets                     3,828,439    3,803,045     3,806,641
  Properties under
   development, including
   land                           377,787      368,022       348,202
  Investment in joint
   ventures                        31,389       37,074        38,107
  Properties held for sale         51,741       39,930        72,338
                              ------------ ------------ -------------
    Total real estate assets    4,289,356    4,248,071     4,265,288
Accounts receivable -
 affiliates                        35,313       35,084        33,587
Notes receivable
  Affiliates                       11,505       11,108        10,729
  Other                            24,865       32,283        32,274
Other assets, net (a)             100,080      101,475        95,941
Cash and cash equivalents           1,076        6,432         6,351
Restricted cash                     5,829        6,375         5,835
                              ------------ ------------ -------------
    Total assets               $4,468,024   $4,440,828    $4,450,005
                              ============ ============ =============



LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities
  Notes payable
    Unsecured                  $1,903,094   $1,860,107    $1,900,710
    Secured                       661,723      672,557       675,473
Accounts payable                   59,248       61,220        54,975
Accrued real estate taxes          39,740       29,510        17,179
Accrued expenses and other
 liabilities (b)                  152,270      130,993       131,155
Distributions payable              38,933       39,513        15,223
                              ------------ ------------ -------------
    Total liabilities           2,855,008    2,793,900     2,794,715

Commitments and contingencies

Minority interests
  Perpetual preferred units        97,925       97,925        97,925
  Common units                    115,190      118,119       121,734
  Other minority interests         10,425        9,878         9,880
                              ------------ ------------ -------------
    Total minority interests      223,540      225,922       229,539

Shareholders' equity
  Common shares of beneficial
   interest                           607          606           605
  Additional paid-in capital    1,913,930    1,910,750     1,903,541
  Distributions in excess of
   net income                    (273,609)    (236,954)     (224,533)
  Unearned restricted share
   awards                         (14,217)     (15,732)      (15,185)
  Employee notes receivable        (2,087)      (2,084)       (3,097)
  Treasury shares, at cost       (235,148)    (235,580)     (235,580)
                              ------------ ------------ -------------
    Total shareholders'
     equity                     1,389,476    1,421,006     1,425,751
                              ------------ ------------ -------------
    Total liabilities and
     shareholders' equity      $4,468,024   $4,440,828    $4,450,005
                              ============ ============ =============



(a) includes:
    net deferred charges of:      $13,757      $14,266       $13,386
    value of in place leases
     of:                          $10,561      $18,995       $29,186

(b) includes:
    deferred revenues of:         $34,508      $34,990       $35,797
    above/below market leases
     of:                             $889       $1,675        $2,537



(Unaudited)                                Dec 31,        Sep 30,
                                            2004           2004
                                        ------------- ---------------
ASSETS
Real estate assets, at cost
  Land                                      $399,054        $406,760
  Buildings and improvements               2,511,195       2,583,555
                                        ------------- ---------------
                                           2,910,249       2,990,315
  Accumulated depreciation                  (688,333)       (680,184)
                                        ------------- ---------------
    Net operating real estate assets       2,221,916       2,310,131
Properties under development, including
 land                                        176,769         174,351
Investment in joint ventures                   9,641          10,076
Properties held for sale                      62,418           1,800
                                        ------------- ---------------
    Total real estate assets               2,470,744       2,496,358
Accounts receivable - affiliates              31,380          30,434
Notes receivable
  Affiliates                                  10,367          10,010
  Other                                       44,547          53,599
Other assets, net (a)                         66,164          49,804
Cash and cash equivalents                      2,253           2,465
Restricted cash                                3,909           4,259
                                        ------------- ---------------
    Total assets                          $2,629,364      $2,646,929
                                        ============= ===============



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                             $1,407,208      $1,435,197
    Secured                                  169,197         170,129
Accounts payable                              31,904          28,794
Accrued real estate taxes                     27,324          32,732
Accrued expenses and other
 liabilities (b)                              65,237          48,192
Distributions payable                         30,412          30,331
                                        ------------- ---------------
    Total liabilities                      1,731,282       1,745,375

Commitments and contingencies

Minority interests
  Perpetual preferred units                  115,060         115,060
  Common units                                44,507          43,881
  Other minority interests                         -               -
                                        ------------- ---------------
    Total minority interests                 159,567         158,941

Shareholders' equity
  Common shares of beneficial interest           486             486
  Additional paid-in capital               1,348,848       1,346,040
  Distributions in excess of net income     (361,973)       (353,996)
  Unearned restricted share awards           (13,023)        (14,069)
  Employee notes receivable                        -               -
  Treasury shares, at cost                  (235,823)       (235,848)
                                        ------------- ---------------
    Total shareholders' equity               738,515         742,613
                                        ------------- ---------------
    Total liabilities and shareholders'
     equity                               $2,629,364      $2,646,929
                                        ============= ===============



(a) includes:
    net deferred charges of:                 $11,361          $8,917
    value of in place leases of:                   -               -

(b) includes:
    deferred revenues of:                     $2,280          $1,657
    above/below market leases of:                  -               -





CAMDEN                            NON-GAAP FINANCIAL MEASURES
                                DEFINITIONS & RECONCILIATIONS
                     (In thousands, except per share amounts)

----------------------------------------------------------------------


(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
-------------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                              Three Months Ended    Nine Months Ended
                                 September 30,        September 30,
                             -------------------- --------------------
                                  2005      2004       2005      2004
                             -------------------- --------------------
  Net income (loss)            ($2,317)   $5,807   $186,199   $22,849
  Real estate depreciation
   and amortization from
   continuing operations        44,930    25,340    121,206    74,797
  Real estate depreciation
   from discontinued
   operations                      233     1,401      1,420     4,190
  Adjustments for
   unconsolidated joint
   ventures                      1,284       523      3,249     1,570
  Income from continuing
   operations allocated to
   common units                    241       515      1,969     1,956
  Income from discontinued
   operations allocated to
   common units                      -        38          -       122
  (Gain) on sale of
   operating properties              -         -   (132,117)        -
  (Gain) on sale of
   discontinued operations           -         -    (36,104)        -
                             -------------------- --------------------
     Funds from operations -
      diluted                  $44,371   $33,624   $145,822  $105,484
                             ==================== ====================

Weighted average number of
 common and
common equivalent shares
 outstanding:
        EPS diluted             55,671    42,574     55,494    42,381
        FFO diluted             58,600    44,449     55,494    44,257

 Net income (loss) per
  common share - diluted        $(0.05)    $0.14      $3.39     $0.54
 FFO per common share -
  diluted                        $0.76     $0.76      $2.63     $2.38

Expected FFO
-------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:
                             4Q05 Range           2005 Range
                                    Low      High        Low      High
                             -------------------- --------------------

Expected net income (loss)
 per share - diluted             $0.02     $0.06      $3.32     $3.37
Expected real estate
 depreciation                     0.77      0.77       2.99      2.99
Expected adjustments for
 unconsolidated joint
 ventures                         0.02      0.02       0.08      0.08
Expected income allocated to
 common units                     0.01      0.01       0.04      0.04
Expected (gain) on sale of
 properties and properties
 held for sale                    0.00      0.00      (2.99)    (2.99)
                             -------------------- --------------------
Expected FFO per share -
 diluted                         $0.82     $0.86      $3.44     $3.49



Note:  This table contains forward-looking statements.


Net Operating Income (NOI)
----------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                              Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------- --------------------
                                  2005      2004       2005      2004
                             -------------------- --------------------
Net income (loss)              ($2,317)   $5,807   $186,199   $22,849
Fee and asset management        (1,789)   (1,962)   (10,929)   (6,639)
Sale of technology
 investments                         -         -    (24,199)     (863)
Interest and other income       (1,913)   (1,917)    (6,401)   (7,136)
Property management expense      4,208     2,901     11,350     8,512
Fee and asset management
 expense                         2,008       850      4,999     2,845
General and administrative
 expense                         6,183     4,074     18,017    12,400
Transaction compensation and
 merger expenses                     -         -     14,085         -
Interest expense                29,331    19,305     81,416    59,701
Amortization of deferred
 financing costs                   855       767      2,872     2,250
Amortization of acquired in
 place leases                    9,498         -     22,161         -
Depreciation and
 amortization                   36,076    25,748    100,923    76,109
Gain on sale of properties,
 including land                      -         -   (132,128)   (1,255)
Impairment loss on land held
 for sale                            -         -          -     1,143
Equity in (income) losses of
 joint ventures                  1,827       (93)     1,472      (259)
Distributions on perpetual
 preferred units                 1,750     2,664      5,278     8,350
Original issuance costs on
 redeemed perpetual
 preferred units                     -       745        365       745
Income allocated to common
 units and other minority
 interests                         373       515      2,099     1,956
Income from discontinued
 operations                       (703)   (1,171)    (3,091)   (3,778)
Income from discontinued
 operations allocated to
 common units                        -        38          -       122
Gain on sale of discontinued
 operations                          -         -    (36,104)        -
                             -------------------- --------------------
   Net Operating Income
    (NOI)                      $85,387   $58,271   $238,384  $177,052

CPT-"Same Property"
 Communities                   $50,756   $48,723   $152,149  $148,652
Summit-"Same Property"
 Communities                    22,549         -     51,856         -
CPT Non-"Same Property"
 Communities                     4,083     3,159     12,414     9,029
Summit Non-"Same Property"
 Communities                     6,054         -     12,700         -
Development and Lease-Up
 Communities                       438         -        671         -
Dispositions / Other             1,507     6,389      8,594    19,371
                             -------------------- --------------------
  Net Operating Income (NOI)   $85,387   $58,271   $238,384  $177,052


EBITDA
-------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                              Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------- --------------------
                                  2005      2004       2005      2004
                             -------------------- --------------------
Net income (loss)              ($2,317)   $5,807   $186,199   $22,849
Interest expense                29,331    19,305     81,416    59,701
Amortization of deferred
 financing costs                   855       767      2,872     2,250
Amortization of acquired in
 place leases                    9,498         -     22,161         -
Depreciation and
 amortization                   36,076    25,748    100,923    76,109
Distributions on perpetual
 preferred units                 1,750     2,664      5,278     8,350
Original issuance costs on
 redeemed perpetual
 preferred units                     -       745        365       745
Income allocated to common
 units and other minority
 interests                         373       515      2,099     1,956
Real estate depreciation
 from discontinued
 operations                        233     1,401      1,420     4,190
Gain on sale of properties,
 including land                      -         -   (132,128)   (1,255)
Impairment loss on land held
 for sale                            -         -          -     1,143
Equity in income of joint
 ventures                        1,827       (93)     1,472      (259)
Gain on sale of discontinued
 operations                          -         -    (36,104)        -
Income from discontinued
 operations allocated to
 common units                        -        38          -       122
                             -------------------- --------------------
 EBITDA                        $77,626   $56,897   $235,973  $175,901



    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549